SUPPLEMENT DATED NOVEMBER 4, 2022

to the

Prospectus Dated September 10, 2022 For

Market Wealth Plus

A Variable Universal Life Insurance Policy

Investing In

NYLIAC Variable Universal Life Separate Account- I

This supplement amends the prospectus for the variable universal life policy referenced above. You should read this information carefully and retain this supplement for future reference. All terms used herein have the meaning assigned to them in the prospectus.

The purpose of this supplement is to update the prospectus with the New York state specific variations to the Policy.

As of November 12, 2022, the following is added to the State Variations and Rider Availability section:

New York

•	Reference to “State Insurance Department” means New York State Department of Financial Services.

•	The Guaranteed Maximum Contract Charge is $10.

•	The Maximum Administrative Charge is guaranteed to never exceed the current charge for the applicable class of risk, Issue Age, policy duration and initial Face Amount.

•

The Surrender Charge Schedule used in determining the applicable surrender charge as described in the “Charges Associated with the Policy--Transactions Charges” section of the Prospectus is replaced with the following schedule for New York policies:

Surrender Charge Schedule
Policy Year	Issue Age 60 and Less
1	94%
2	76.8%
3	55.1%
4	34.9%
5	16.0%
6+	0%

•

Special Provision Regarding Option to Purchase Paid-up Insurance—At any time, you may elect to surrender your Policy and apply the policy’s Cash Surrender Value to purchase a new paid-up insurance policy. See your policy for details regarding this option.

•

Change in Investment Objective of the Separate Account—In the event of a material change in the investment policy of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive notification of the options available, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

•	Loans—You may borrow any amount up to the Loan Value of your Policy using your Policy as sole security. The Loan Value on any given date is equal to [(100%-a) x b]-c, where:

(a) equals the effective loan interest rate that will not exceed the Guaranteed Maximum Annual Loan Interest Rate;

(b) equals your Policy’s Cash Surrender Value; and

(c) equals the sum of three Monthly Deduction Charges.

In no event will the available loan value be less than 75% of the Cash Surrender Value.

•

Late Period—If, on a Monthly Deduction Day, the No Lapse Guarantee is not in effect and your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue for a late period of 61 days after that Monthly Deduction Day.

•	Suicide Exclusion—The policy’s suicide exclusion will not include the words, “while sane or insane.” Also, a new suicide exclusion period will not apply to policies that have been reinstated.

•	Persistency Credit—The Persistency Credit Percentage used in the calculation of the persistency credit is guaranteed.

•

Partial Surrender—You may submit a Request for a partial surrender of your Policy at any time after the Right to Examine period, as shown in the Right To Examine policy provisions on the Policy cover page.

•

Requesting a Partial Surrender—We will not accept a partial surrender request that is greater than the amount in the Investment Divisions and/or the Fixed Investment Options you have chosen, or if it will increase your Net Amount at Risk.

•

When we Pay Life Insurance Proceeds—If we defer payment of surrender or loan proceeds, we will pay interest on any amount deferred beginning 10 Business Days after the receipt of all the requirements that we need. The interest rate will be at least equal to the rate required by the laws of the state of New York.

•	Overloan Protection Rider—After the benefit is exercised, loans and loan repayments may not be prohibited.

•	Spouse’s Paid-Up Insurance Purchase Option Rider—This is called the Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010